UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-11115



                         Date of Report: August 16, 2007



                        SEAWAY VALLEY CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                         20- 5996486
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)

            One Penn Plaza, Suite 1612 New York, NY  10119
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)

                             GS Carbon Corporation
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                   (Former Name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendment to Certificate of Incorporation

On August 16, 2007, GS Carbon Corporation filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment changed the name of the corporation to "Seaway Valley Capital Corporation."


Item 9.01 Financial Statements and Exhibits

Exhibits

3.01 Certificate of Amendment of Certificate of Incorporation filed on August 6, 2007, effective as of August 16, 2007.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SEAWAY VALLEY CAPITAL CORPORATION

Dated:  August 16, 2007

                                      By: /s/ Thomas Scozzafava
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                                              Thomas Scozzafava
                                              Chief Executive Officer



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